CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the inclusion in Form 10-K for fiscal year ended September 30, 1997 of our report dated December 10, 1997 relating to the financial statements of Cheung Laboratories, Inc.

STEGMAN & COMPANY

/s/ Stegman & Company

December 26, 1997
Baltimore, Maryland